Exhibit No. 3 - SPECIMEN STOCK CERTIFICATE

Number                                                                 Shares
 XXX                                                                   XXXXXX

                                                        CUSIP NO. 067084103

    INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA December 18th, 1996

                            BARBECUE CAPITAL CORP.

COMMON STOCK 25,000,000 AUTHORIZED                           .001 PAR VALUE

This Certifies that    [SPECIMEN]    is the

registered holder of     ***VOID***     Shares

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed

          this ________ day             of ________________ A.D. 19____

/s/------VOID---------------                     /s/-----VOID---------------
Secretary                                         Chairman